UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2023

COMMUNITY REDEVELOPMENT INC.

(Exact name of registrant as specified in its charter)

Oklahoma	333-208814	85-2629422
(State of incorporation)	(Commission File Number)	(IRS Employer No.)

1910 Towne Centre Blvd #250

Annapolis, MD 21401

(Address of principal executive offices and Zip Code)

(410) 224-3500

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers.

On February 13th, 2023, Lara Frits resigned from her position as Director and CEO; on the same date Garfield Antonio resigned his position as Director, and Michael Zink resigned from his position as CFO. Also on February 13th, 2023, Robert Fiallo was appointed as a Director and Board member.

Robert Fiallo, 56, brings over 25 years of executive leadership and experience in finance, having in management positions at F&M Bank, BB&T and as founder, Chair and Executive Officer of Fidelity & Trust Bank. Mr. Fiallo earned his BA in business at University of Maryland in 1989.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: February 23, 2023	COMMUNITY REDEVELOPMENT CORP.

	By:	/s/ Richard Balles
	Name:	Richard Balles
	Title:	Chief Executive Officer

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